UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is hereby incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

EXCO-HGI Purchase Agreement

On October 31, 2014, EXCO closed the transactions (the “Closing”) contemplated by that certain Purchase Agreement (as amended, “Purchase Agreement”), dated as of October 6, 2014, by and among EXCO Resources, Inc., a Texas corporation (“EXCO Parent”), EXCO Operating Company, LP, a Delaware limited partnership (“EOC”), EXCO Holding MLP, Inc., a Texas corporation (“EXCO Holding” and collectively with EOC and EXCO Parent, “EXCO”), HGI Energy Holdings, LLC (“HGI”), a Delaware limited liability company, Compass Production Services, LLC, a Delaware limited liability company, and Compass Energy Operating, LLC, a Delaware limited liability company. The effective date of the sale transaction is August 1, 2014.

At Closing, and in accordance with the terms and conditions set forth in the Purchase Agreement, EXCO Holding transferred to HGI all of EXCO Holding’s 12,250,000 common units in Compass Production Partners, LP, a Delaware limited partnership (the “Partnership” and such common units, the “Partnership Units”) and all of EXCO Holding’s 500,000 units in Compass Production GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and such common units, the “LLC Units”) in exchange for HGI’s payment of $118,750,000. EXCO used the proceeds from the sale to repay indebtedness outstanding under its credit agreement.

In connection with the Closing, EXCO also transferred to a subsidiary of the Partnership certain assets, such as field offices and inventory, that EXCO had previously held as operator of such assets. At Closing, EXCO and HGI terminated the existing EXCO contract operating agreements and the existing administrative services agreement and entered into a customary transition services agreement pursuant to which EXCO will provide certain transition services to the Partnership and its subsidiaries for a fee for up to nine months following Closing. In addition, as of Closing, EXCO is no longer required to offer any acquisition opportunities to the Partnership or any of its affiliates.

A description of the material terms of the Purchase Agreement can be found in EXCO’s Current Report on Form 8-K filed on October 10, 2014, which description is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 31, 2014, EXCO issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the Closing.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 31, 2014.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EXCO agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: November 6, 2014	By:	/s/ WILLIAM L. BOEING
William L. Boeing
Vice President, General Counsel and Secretary

EXHIBIT INDEX

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 31, 2014.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EXCO agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.